Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. Section 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Zoro Mining Corp. (the "Company") on Form 10-Q /A, First Amendment,  for the period ended January 31, 2009 as filed with the Securities and Exchange Commission on the date here of (the "report"), I, Andrew Brodkey, President and Chief Executive Officer and Jas Butalia, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in this Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated this 23rd day of March, 2009.

/s/ Andrew Brodkey	/s/ Jas Butalia
Name: Andrew Brodkey	Name: Jas Butalia
Title: President and Chief Executive Officer	Title: Chief Financial Officer